SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 28, 2004

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(201) 236-2600

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure.

        On May 28, 2004, Hudson United Bancorp, the bank holding company for Hudson United Bank (the “Bank”), issued a press release announcing that the Bank entered into an enforcement action with the FDIC arising out of the previously disclosed regulatory review of its Bank Secrecy Act policies and procedures. The enforcement action arises from the banking business conducted at its 90 Broad Street branch in New York City and the Bank’s domestic compliance program for the Bank Secrecy Act. The enforcement action consented to by the Bank is an Order to Cease and Desist in accordance with Section 8(s) of the Federal Deposit Insurance Act. Copies of the press release and Order to Cease and Desist are attached as Exhibits to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated May 28, 2004.

99.2	FDIC Order to Cease and Desist dated May 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2004	HUDSON UNITED BANCORP By: D. LYNN VAN BORKULO-NUZZO ———————————————————— Name: D. Lynn Van Borkulo-Nuzzo Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release dated May 28, 2004.

99.2	FDIC Order to Cease and Desist dated May 28, 2004.